United
                    Continental
                    Income Fund,
                    Inc.

                    SEMIANNUAL
                    REPORT
                    ----------------------------------------
                    For the six months ended September 30, 1997

This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1997



Dear Shareholder:

As Waddell & Reed celebrates its 60th anniversary in the financial services industry, I would like to thank you for your continued confidence in our products and services. Since we opened our doors in 1937, our goal has been and continues to be to provide the best service possible to our shareholders. This commitment is reflected in every area of our organization: starting with your financial advisor and continuing with our investment management and customer service people of our affiliated companies.

Your confidence in the success of the products and services offered by Waddell & Reed and its affiliates is reflected in the growth the Funds have experienced over our 60 years. Total mutual fund assets under management reached the $1 billion mark in 1961, and over the $5 billion mark in 1985. As of September 30, 1997, mutual fund assets under management totaled more than $20.6 billion.

We look forward to helping you meet the financial goals that are important to you, now and for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%                 (May purchase securities
Foreign Securities                      subject to repurchase
                                        agreements.  May invest
Cash Reserves                           in certain options and
                                        futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Continental Income Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Six Months Ended September 30, 1997
-------------------------------------------
DIVIDENDS PAID                    $0.34
                                  =====

NET ASSET VALUE ON
    9/30/97                      $25.74
    3/31/97                       22.72
                                 ------
CHANGE PER SHARE                  $3.02
                                 ======

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-97                     12.63%         19.50%
5-year period ended 9-30-97                     11.84%         13.17%
10-year period ended 9-30-97                     9.65%         10.31%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1997, United Continental Income Fund, Inc. had net assets totaling $573,208,695 invested in a diversified portfolio of:

 64.14%  Common Stocks
 30.58%  Debt Securities
  5.28%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on September 30, 1997, your Fund owned:

 $32.85  Manufacturing Stocks
  21.95  United States Government Securities
  11.14  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.63  Corporate Debt Securities
   5.91  Wholesale and Retail Trade Stocks
   5.28  Finance, Insurance and Real Estate Stocks
   5.28  Cash and Cash Equivalents
   3.43  Miscellaneous Investing Institutions Stocks
   3.06  Mining Stocks
   0.97  Services Stocks
   0.93  Agriculture, Forestry and Fisheries Stocks
   0.57  Contract Construction Stocks

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations _ 0.39%
 Circuit City Stores, Inc.*  .............   135,300 $  2,240,839

Chemicals and Allied Products _ 9.10%
 American Home Products Corporation  .....   125,000    9,125,000
 Avon Products, Inc.  ....................    70,000    4,340,000
 Dial Corporation (The)  .................   250,000    4,343,750
 Dow Chemical Company (The)  .............    80,000    7,254,960
 du Pont (E.I.) de Nemours and Company  ..   114,000    7,018,068
 Hoechst AG (A)  .........................   166,000    7,364,835
 International Flavors & Fragrances Inc.     115,000    5,635,000
 Pfizer Inc.  ............................   118,000    7,087,316
   Total .................................             52,168,929

Communication _ 6.41%
 AT&T Corporation  .......................   225,000    9,970,200
 GTE Corporation  ........................   150,000    6,806,250
 Nokia Corporation, Series A, ADR  .......    98,400    9,237,300
 SBC Communications Inc.  ................   175,000   10,740,625
   Total .................................             36,754,375

Depository Institutions _ 3.11%
 BankAmerica Corporation  ................   163,542   11,989,591
 Wells Fargo & Company  ..................    21,300    5,857,500
   Total .................................             17,847,091

Electric, Gas and Sanitary Services _ 2.79%
 Baltimore Gas and Electric Company  .....   110,000    3,052,500
 Houston Industries Incorporated  ........   240,000    5,220,000
 PECO Energy Company  ....................   160,000    3,749,920
 Unicom Corporation  .....................   170,000    3,973,750
   Total .................................             15,996,170

Electronic and Other Electric Equipment _ 4.08%
 Intel Corporation  ......................    75,000    6,930,450
 Emerson Electric Co.  ...................   180,000   10,372,500
 U. S. Industries, Inc.  .................   210,000    6,090,000
   Total .................................             23,392,950

Food and Kindred Products - 2.10%
 CPC International Inc.  .................    65,000    6,020,625
 Heinz (H. J.) Company  ..................   130,000    6,004,310
   Total .................................             12,024,935

Forestry _ 0.93%
 Weyerhaeuser Company  ...................    90,000    5,343,750


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores _ 2.08%
 Kohl's Corporation*  ....................    80,000 $  5,680,000
 Wal-Mart Stores, Inc.  ..................   170,000    6,226,250
   Total .................................             11,906,250

Health Services _ 0.97%
 Tenet Healthcare Corporation*  ..........   190,000    5,533,750

Heavy Construction, Excluding Building _ 0.57%
 Foster Wheeler Corporation  .............    75,000    3,295,275

Holding and Other Investment Offices _ 3.43%
 Berkshire Hathaway Inc., Class B*  ......     3,000    4,485,000
 LTC Properties, Inc.  ...................   370,000    7,030,000
 National Health Investors, Inc.  ........   133,930    5,206,529
 VEBA AG (A)  ............................    50,000    2,921,453
   Total .................................             19,642,982

Industrial Machinery and Equipment _ 3.21%
 Applied Materials, Inc.*  ...............    60,000    5,716,860
 Deere & Company  ........................   115,000    6,195,625
 Parker Hannifin Corporation  ............   144,000    6,480,000
   Total .................................             18,392,485

Instruments and Related Products _ 2.03%
 St. Jude Medical, Inc.*  ................   110,000    3,856,820
 Teradyne, Inc.*  ........................   145,000    7,802,740
   Total .................................             11,659,560

Insurance Carriers _ 2.17%
 Hartford Financial Services
   Group Inc. (The) ......................   112,000    9,638,944
 United HealthCare Corporation  ..........    56,000    2,800,000
   Total .................................             12,438,944

Metal Mining _ 0.80%
 Homestake Mining Company  ...............   300,000    4,593,600

Miscellaneous Retail - 0.98%
 Costco Companies, Inc.*  ................   150,000    5,638,950

Oil and Gas Extraction _ 2.26%
 Noble Affiliates, Inc.  .................    85,000    3,803,750
 Santa Fe International Corp.  ...........    34,000    1,581,000
 Schlumberger Limited  ...................    90,000    7,576,830
   Total .................................             12,961,580

Paper and Allied Products _ 1.08%
 Union Camp Corporation  .................   100,000    6,168,700


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products _ 2.16%
 Royal Dutch Petroleum Company  ..........   160,000 $  8,880,000
 Tosco Corporation  ......................   100,000    3,481,200
   Total .................................             12,361,200

Primary Metal Industries _ 1.68%
 British Steel plc, ADR  .................   185,000    5,388,125
 Nucor Corporation  ......................    80,000    4,214,960
   Total .................................              9,603,085

Printing and Publishing _ 3.92%
 Gannett Co., Inc.  ......................    55,000    5,936,535
 McGraw-Hill Companies, Inc. (The)  ......   100,000    6,768,700
 Meredith Corporation  ...................   200,000    6,625,000
 Viacom Inc., Class B*  ..................   100,000    3,162,500
   Total .................................             22,492,735

Railroad Transportation - 1.55%
 Burlington Northern Santa Fe Corporation     50,000    4,831,250
 Union Pacific Corporation  ..............    65,000    4,074,655
   Total .................................              8,905,905

Rubber and Miscellaneous Plastics Products _ 0.16%
 Vans, Inc.*  ............................    57,500      921,782

Textile Mill Products _ 0.63%
 Sara Lee Corporation  ...................    70,000    3,605,000

Transportation by Air _ 0.39%
 Southwest Airlines Co.  .................    70,000    2,235,590

Transportation Equipment - 2.70%
 Chrysler Corporation  ...................   115,000    4,233,380
 Sundstrand Corporation  .................    90,000    5,186,250
 TRW Inc.  ...............................   110,000    6,036,250
   Total .................................             15,455,880

Wholesale Trade - Durable Goods _ 1.69%
 Motorola, Inc.  .........................   135,000    9,703,125

Wholesale Trade - Nondurable Goods _ 0.77%
 Gillette Company (The)  .................    51,000    4,401,912

TOTAL COMMON STOCKS _ 64.14%                         $367,687,329
 (Cost: $282,396,915)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication _ 0.55%
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................    $2,966 $  3,161,439

Electronic and Other Electric Equipment _ 1.01%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    5,819,000

Fabricated Metal Products _ 0.91%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    5,200,000

General Merchandise Stores _ 0.41%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,347,717

Health Services _ 0.50%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (B) ...................     3,000    2,838,750

Nondepository Institutions _ 2.87%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,132,060
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,361,770
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,130,110
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................     2,818    2,856,290
   Total .................................             16,480,230

Oil and Gas Extraction _ 0.47%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........     2,588    2,670,003

Petroleum and Coal Products _ 0.65%
 BP America Inc.,
   10.0%, 7-1-2018 .......................     3,500    3,747,240

Security and Commodity Brokers _ 1.26%
 Salomon Inc.,
   7.625%, 5-15-99 (Exchangeable) ........     4,793    7,200,000

TOTAL CORPORATE DEBT SECURITIES _ 8.63%               $49,464,379
 (Cost: $42,597,118)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 2,790 $  2,813,097
   6.0%, 6-25-2007 .......................     3,000    2,959,680
   8.25%, 6-1-2008 .......................       510      526,776
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................        97      104,448
   9.0%, 8-15-2016 .......................       274      294,904
   9.0%, 10-15-2016 ......................       899      967,374
   9.0%, 11-15-2016 ......................       275      295,566
   9.0%, 1-15-2017 .......................        91       98,351
   9.0%, 3-15-2017 .......................       309      332,679
   9.0%, 4-15-2017 .......................       274      294,722
   9.0%, 7-15-2017 .......................       198      212,560
 United States Treasury:
   5.125%, 2-28-98 .......................     4,000    3,995,000
   5.5%, 2-28-99 .........................     7,000    6,977,040
   7.125%, 2-29-2000 .....................     6,000    6,166,860
   8.875%, 5-15-2000 .....................    17,000   18,232,500
   8.0%, 5-15-2001 .......................    23,000   24,509,260
   6.375%, 8-15-2002 .....................    12,000   12,183,720
   7.5%, 2-15-2005 .......................    33,000   35,629,770
   7.25%, 5-15-2016 ......................     8,500    9,231,765

TOTAL UNITED STATES GOVERNMENT SECURITIES _ 21.95%   $125,826,072
 (Cost: $123,148,235)

TOTAL SHORT-TERM SECURITIES _ 4.78%                  $ 27,371,861
 (Cost: $27,371,861)

TOTAL INVESTMENT SECURITIES _ 99.50%                 $570,349,641
 (Cost: $475,514,129)

CASH AND OTHER ASSETS, NET OF LIABILITIES _ 0.50%       2,859,054

NET ASSETS - 100.00%                                 $573,208,695


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1997


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B)  As of September 30, 1997, the following restricted security was owned:

                              Principal
                   Acquisition  Amount                 Market
     Security          Date    in 000's     Cost        Value
     --------      ----------- ---------    ----       -------
     ARV Assisted Living,
       Inc., Convertible,
       6.75%, 4-1-2006
                       3/28/96    $3,000$3,000,000  $2,838,750
                                         =========  ==========

     The total market value of this restricted security represents 0.50% of the total net assets at September 30, 1997.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $570,349,641
 Cash  .............................................        3,059
 Receivables:
   Dividends and interest ..........................    3,759,662
   Fund shares sold ................................      392,208
 Prepaid insurance premium  ........................       24,697
                                                     ------------
    Total assets  ..................................  574,529,267
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................    1,028,509
 Accrued service fee (Note 2)  .....................      154,623
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................      107,128
 Accrued management fee (Note 2)  ..................        8,576
 Accrued accounting services fee (Note 2)  .........        5,833
 Other  ............................................       15,903
                                                     ------------
    Total liabilities  .............................    1,320,572
                                                     ------------
      Total net assets ............................. $573,208,695
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 22,270,327
   Additional paid-in capital ......................  408,162,131
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 1,927,732 Accumulated undistributed net realized gain
    on investment transactions  ....................   46,013,069
   Net unrealized appreciation in value of
    investments  ...................................   94,835,436
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $573,208,695
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $25.74
 Class Y  ..........................................       $25.74
Capital shares outstanding
 Class A  ..........................................   21,968,392
 Class Y  ..........................................      301,935
Capital shares authorized ..........................  100,000,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization........................   $7,481,332
   Dividends .......................................    3,712,392
                                                      -----------
    Total income  ..................................   11,193,724
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,511,997
   Transfer agency and dividend
    disbursing - Class A  ..........................      454,812
   Service fee - Class A ...........................      368,715
   Accounting services fee .........................       33,333
   Custodian fees ..................................       18,160
   Audit fees ......................................       11,211
   Legal fees ......................................        7,658
   Shareholder servicing - Class Y .................        6,640
   Other ...........................................       88,503
                                                      -----------
    Total expenses  ................................    2,501,029
                                                      -----------
      Net investment income ........................    8,692,695
                                                      -----------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................   31,385,203
 Realized net gain on foreign
   currency transactions ...........................       73,373
                                                      -----------
   Realized net gain on investments ................   31,458,576

 Unrealized appreciation in value of investments
   during the period ...............................   35,039,731
                                                      -----------
    Net gain on investments  .......................   66,498,307
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $75,191,002
                                                      ===========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1997         1997
Increase in Net Assets                  ------------ ------------
 Operations:
   Net investment income ...............$  8,692,695 $ 15,471,282
   Realized net gain on investments ....  31,458,576   32,460,692
   Unrealized appreciation (depreciation) 35,039,731  (18,522,005)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  75,191,002   29,409,969
                                        ------------ ------------
 Distributions to shareholders from (Note 1E):*
   Net investment income
    Class A  ...........................  (7,464,028) (15,354,424)
    Class Y  ...........................    (103,799)    (196,761)
   Realized gains on securities transactions
    Class A  ...........................          --  (39,714,405)
    Class Y  ...........................          --     (482,163)
                                        ------------ ------------
                                          (7,567,827) (55,747,753)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    Class A (601,896 and 1,328,053
      shares, respectively) ............  14,730,543   31,639,891
    Class Y (38,287 and 65,939
      shares, respectively) ............     955,680    1,571,523
   Proceeds from reinvestment of dividends
    and/or capital gains distribution
    Class A (285,943 and 2,330,266
      shares, respectively) ............   7,144,745   53,263,591
    Class Y (4,152 and 29,687
      shares, respectively) ............     103,798      678,923
   Payments for shares redeemed
    Class A (1,253,503 and 2,249,136
      shares, respectively)............. (30,684,650) (53,683,778)
    Class Y (16,771 and 47,142
      shares, respectively) ............    (418,962)  (1,131,539)
                                        ------------ ------------
    Net increase (decrease) in net
    assets resulting from capital
      share transactions................  (8,168,846)  32,338,611
                                        ------------ ------------
      Total increase ...................  59,454,329    6,000,827
Net Assets
 Beginning of period  .................. 513,754,366  507,753,539
                                        ------------ ------------
 End of period, including undistributed
   net investment income of $1,927,732 and
   $729,491, respectively...............$573,208,695 $513,754,366
                                        ============ ============
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-97    1997   1996    1995   1994    1993
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $22.72  $24.00 $20.84  $20.67 $20.45  $18.70
                     ------  ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........    .39    0.72   0.71    0.70   0.70    0.83
 Net realized and
   unrealized gain
   on investments ..   2.97    0.66   4.05    0.58   0.61    1.75
                     ------  ------ ------  ------ ------  ------
Total from investment
 operations  .......   3.36    1.38   4.76    1.28   1.31    2.58
                     ------  ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........  (0.34)  (0.73) (0.68)  (0.70) (0.70)  (0.83)
 From capital gains   (0.00)  (1.93) (0.92)  (0.41) (0.39)  (0.00)
                     ------  ------ ------  ------ ------  ------
Total
 distributions  ....  (0.34)  (2.66) (1.60)  (1.11) (1.09)  (0.83)
                     ------  ------ ------  ------ ------  ------
Net asset value,
 end of period  .... $25.74  $22.72 $24.00  $20.84 $20.67  $20.45
                     ======  ====== ======  ====== ======  ======
Total return* ......  14.84%   5.88% 23.29%   6.39%  6.40%  14.08%
Net assets, end of
 period (000
 omitted)  .........$565,436$507,477$502,285$432,997$412,843$387,381
Ratio of expenses to
 average net assets    0.91%** 0.93%  0.89%   0.89%  0.81%   0.77%
Ratio of net investment
 income to average net
 assets  ...........   3.15%** 3.01%  3.06%   3.37%  3.29%   4.24%
Portfolio turnover
 rate  .............  25.45%  40.29% 41.34%  41.30% 41.01% 111.36%
Average commission
 rate paid .........  $0.0648 $0.0603

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the For the        For the
                        six  fiscal         period
                     months    year       from 1/4/96*
                      ended   ended        through
                    9/30/97 3/31/97        3/31/96
                   ----------------       --------
Net asset value,
 beginning of period $22.72  $24.01         $23.35
                     ------  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.41    0.78           0.07
 Net realized and
   unrealized gain
   on investments...   2.97    0.63           0.76
                     ------  ------         ------
Total from investment
 operations ........   3.38    1.41           0.83
                     ------  ------         ------
Less distributions:
 From net investment
   income...........  (0.36)  (0.77)         (0.17)
 From capital gains   (0.00)  (1.93)         (0.00)
                     ------  ------         ------
Total distributions.  (0.36)  (2.70)         (0.17)
                     ------  ------         ------
Net asset value,
 end of period ..... $25.74  $22.72         $24.01
                     ======  ======         ======
Total return .......  14.91%   6.07%          3.53%
Net assets, end of
 period (000
 omitted)  ......... $7,773  $6,277         $5,469
Ratio of expenses
 to average net
 assets ............   0.76%** 0.75%          0.80%
Ratio of net
 investment income
 to average net
 assets ............   3.30%** 3.20%          3.35%
Portfolio
 turnover rate .....  25.45%  40.29%         41.34%**
Average commission
 rate paid .........  $0.0648 $0.0603

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $563,541, out of which W&R paid sales commissions of $325,045 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $9,543, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $129,429,773 while proceeds from maturities and sales aggregated $121,498,018. Purchases of short-term securities aggregated $320,074,180. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $330,085,389 and $6,409,016, respectively. No U.S. Government securities were purchased.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $475,514,129, resulting in net unrealized appreciation of $94,835,512, of which $100,936,755 related to appreciated securities and $6,101,243 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $32,444,068 during the year ended March 31, 1997, of which a portion was paid to shareholders during the period ended March 31, 1997. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the year ended March 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
October 31, 1997

                          Shareholder Meeting Results

A special meeting of shareholders of United Continental Income Fund, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.To elect the Board of Directors;
                                                       Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        11,546,533   179,417         0
      Dodds I. Buchanan       11,564,397   161,553         0
      James M. Concannon      11,566,678   159,272         0
      John A. Dillingham      11,560,144   165,806         0
      Linda Graves            11,560,786   165,164         0
      John F. Hayes           11,548,167   177,783         0
      Glendon E. Johnson      11,550,078   175,872         0
      William T. Morgan       11,563,322   162,628         0
      Ronald K. Richey        11,558,556   167,394         0
      William L. Rogers       11,558,522   167,428         0
      Frank J. Ross, Jr.      11,564,213   161,737         0
      Eleanor B. Schwartz     11,560,239   165,711         0
      Keith A. Tucker         11,563,889   162,061         0
      Frederick Vogel III     11,565,432   160,518         0
      Paul S. Wise            11,549,049   176,901         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          11,186,048     60,871   479,031        0

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restrictions Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,461,041   481,394   772,801    10,714

       3.2 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
               For     Against   AbstainNon-Votes*
          10,433,100   509,556   772,580    10,714

       3.3 Elimination of Fundamental Restrictions Regarding Mortgaging or Pledging Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,439,531   503,125   772,580    10,714

       3.4 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,438,592   504,064   772,580    10,714

       3.5 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,447,802   494,854   772,580    10,714

       3.6 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                            Broker
               For     Against   AbstainNon-Votes*
          10,453,385   489,842   772,009    10,714

       3.7 Elimination of Fundamental Restrictions Regarding Arbitrage Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          10,447,460   495,767   772,009    10,714

       3.8 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
               For     Against   AbstainNon-Votes*
          10,448,740   494,487   772,009    10,714

       3.9  Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          10,459,886   483,341   772,009    10,714

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          10,124,416   365,743   967,806     4,929

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President




To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004SA(9-97)

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